                                                                   Exhibit 10.36

                      SPIEGEL CREDIT CARD MASTER NOTE TRUST

                                     Issuer,

                                       and

                              THE BANK OF NEW YORK

                                Indenture Trustee

                       SERIES 2001-A INDENTURE SUPPLEMENT

                            Dated as of July 19, 2001

                                TABLE OF CONTENTS

ARTICLE I      Creation of the Series 2001-A Notes.............................1
               Section  1.1    Designation.....................................1

ARTICLE II     Definitions.....................................................1
               Section  2.1    Definitions.....................................1

ARTICLE III    Servicing Fee..................................................12
               Section  3.1    Servicing Compensation.........................12

ARTICLE IV     Rights of Series 2001-A Noteholders and Allocation and
               Application of Collections.....................................13
               Section  4.1    Collections and Allocations....................13
               Section  4.2    Determination of Monthly Interest..............15
               Section  4.3    Determination of Monthly Principal.............16
               Section 4.4 Application of Available Finance Charge Collections and Available Principal
                               Collections....................................16
               Section  4.5    Investor Charge-Offs...........................18
               Section  4.6    Reallocated Principal Collections..............19
               Section  4.7    Excess Finance Charge Collections..............19
               Section  4.8    Shared Principal Collections...................19
               Section  4.9    Principal Accumulation Account.................20
               Section  4.10   Reserve Account................................21
               Section  4.11   [Reserved].....................................23
               Section  4.12   Determination of LIBOR.........................24
               Section  4.13   Investment Instructions........................24
               Section  4.14   Controlled Accumulation Period.................24
               Section  4.15   Suspension of Controlled Accumulation
                               Period.........................................25
               Section  4.16   Insurance Policies.............................27
               Section  4.17   Swap...........................................27

ARTICLE V      Delivery of Series 2001-A Notes; Distributions; Reports to
               Series 2001-A Noteholders......................................28
               Section  5.1    Delivery and Payment for the Series 2001-A
                               Notes..........................................28
               Section  5.2    Distributions..................................28
               Section  5.3    Reports and Statements to Series 2001-A
                               Noteholders....................................29

ARTICLE VI     Series 2001-A Pay Out Events and Events of Default.............30
               Section  6.1    Series 2001-A Pay Out Events...................30
               Section  6.2    Series 2001-A Events of Default................31
               Section  6.3    Declarations of Default........................32

ARTICLE VII    Redemption of Series 2001-A Notes; Final Distributions;
               Series Termination.............................................33
               Section  7.1    Optional Redemption of Series 2001-A
                               Notes; Final Distributions.....................33
               Section  7.2    Series Termination.............................34

ARTICLE VIII   Miscellaneous Provisions.......................................34
               Section  8.1    Ratification of Indenture; Amendments..........34
               Section  8.2    Form of Delivery of the Series 2001-A
                               Notes..........................................34
               Section  8.3    Counterparts...................................34
               Section  8.4    GOVERNING LAW..................................35
               Section  8.5    Limitation of Liability........................35
               Section  8.6    Rights of the Indenture Trustee................35
               Section  8.7    Third Party Beneficiary........................35
               Section  8.8    Inconsistency..................................35
               Section  8.9    Collateral Series Supplement...................35
               Section  8.10   Increase of Collateral Amount..................35
               Section  8.11   Additional Representations and Warranties......36

                                    EXHIBITS

EXHIBIT A   FORM OF CLASS A NOTE

EXHIBIT B   FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
            NOTIFICATION TO THE INDENTURE TRUSTEE

EXHIBIT C   FORM OF MONTHLY STATEMENT

EXHIBIT D   FORM OF MONTHLY SERVICER'S
            CERTIFICATE

EXHIBIT E   FORM OF SWAP

EXHIBIT F   INSURANCE AGREEMENT DEFINITIONS

EXHIBIT G   SECTION 2.05 OF INSURANCE AGREEMENT (SPREAD
            ACCOUNT)

EXHIBIT H   SECTION 5.01 OF INSURANCE AGREEMENT
            (INSURANCE AGREEMENT PAY OUT EVENTS)

                                    SCHEDULES

SCHEDULE I  PERFECTION REPRESENTATIONS, WARRANTIES AND
            COVENANTS

          SERIES 2001-A INDENTURE SUPPLEMENT, dated as of July 19, 2001 (the "Indenture Supplement"), between SPIEGEL CREDIT CARD MASTER NOTE TRUST, a
      --------------------
     trust organized and existing under the laws of the State of Illinois (herein, the "Issuer" or the "Trust"), and THE BANK OF NEW YORK, a banking
                   ------          -----
     corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the
                                              -----------------
     Master Indenture, dated as of December 1, 2000 (the "Indenture") between
                                                          ---------
     the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").
                                ---------

          Pursuant to Section 2.12 of the Indenture, the Seller may direct the
                      ------------
     Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                    ARTICLE I

                       Creation of the Series 2001-A Notes
                       -----------------------------------

          Section 1.1 Designation.
                      -----------

          (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Spiegel Credit Card Master Note Trust, Series 2001-A" or the "Series
         ----------------------------------------------------          ------
     2001-A Notes." The Series 2001-A Notes shall be issued in a single Class,
     ------------
     known as the "Class A Series 2001-A Floating Rate Asset Backed Notes."
                   ------------------------------------------------------

          (b) Series 2001-A shall be included in Group One and shall be a Principal Sharing Series. Series 2001-A shall be an Excess Allocation Series with respect to Group One only. Series 2001-A shall not be subordinated to any other Series.

                                   ARTICLE II

                                   Definitions
                                   -----------

     Section 2.1 Definitions.
                 -----------

          (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          "Accumulation Period Factor" means, for any Monthly Period, a
           --------------------------
     fraction, the numerator of which is equal to the sum of the Initial Collateral Amounts of all outstanding Series designated as Principal Sharing Series, and the denominator of which is equal to the sum of (a) the Initial Collateral Amount and (b) the Initial

     Collateral Amounts of all outstanding Series designated as Principal Sharing Series (other than Series 2001-A) which are not expected to be in their revolving periods; provided, however, that this definition may be
                              --------  -------
     changed at any time if the Rating Agency Condition is satisfied.

          "Accumulation Period Length" is defined in subsection 4.14.
           --------------------------                ---------------

          "Accumulation Shortfall" means: (a) for the first Distribution Date
           ----------------------
     during the Controlled Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the previous Distribution
                         --------------------
     Date.

          "Additional Interest" is defined in Section 4.2.
           -------------------                -----------

          "Allocation Percentage" means, on any date of determination, the
           ---------------------
     percentage equivalent of a fraction:

               (a) the numerator of which shall be the Collateral Amount, determined:

                    (i) for Principal Collections during the Revolving Period
               and for Finance Charge Collections and Default Amounts at any time, at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date); provided, however, that if the
                                             --------  -------
               Rapid Amortization Period is extended past the Series 2001-A Final Maturity Date as a result of there being amounts owed to the Insurer or the Counterparty, then during that extended period the numerator for Finance Charge Collections and Default Amounts shall equal the numerator in effect for the last Monthly Period prior to the Series 2001-A Final Maturity Date;

                    (ii) for Principal Collections during the Rapid Amortization
               Period and the Controlled Accumulation Period, on the last day of the Revolving Period; provided, however, that if Series 2001-A is
                                     --------  -------
               paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Seller may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, but only after satisfying the Rating Agency Condition, designate a different numerator for such fraction, which numerator shall not be less than the Collateral Amount as of the last day of the Revolving Period for the Paired Series; and

               (b) the denominator of which shall be the greater of (x) the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess

          Funding Account (exclusive of any investment earnings on such amount) in each case as of the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series or "Series" under (and as defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) on such date of determination.

          "Available Finance Charge Collections" means, for any Monthly Period,
           ------------------------------------
     an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) any Net Swap Receipts for the related Distribution Date, plus (c) the Excess Finance Charge Collections allocated to Series 2001-A for such Monthly Period, plus (d) Principal Accumulation Investment Proceeds, if any, with respect to the related Distribution Date, plus (e) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d).
     ------------------

          "Available Principal Collections" means, for any Monthly Period, an
           -------------------------------
     amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.6 are
                                                           -----------
     required to be applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2001-A pursuant to the Agreement for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(iii),
                                                    -----------------------
     (iv) and (viii) for the related Distribution Date.
     ----     ------

          "Available Reserve Account Amount" means, for any Distribution Date,
           --------------------------------
     the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before
                                 ------------------
     giving effect to any deposit made or to be made pursuant to subsection
                                                                 ----------
     4.4(a)(vi) to the Reserve Account on such date) and (b) the Required
     ----------
     Reserve Account Amount.

          "Available Spread Account Amount" is defined in the Insurance
           -------------------------------
     Agreement.

          "Base Rate" is defined in the Insurance Agreement.
           ---------

          "Class A Noteholder" means the Person in whose name a Class A Note is
           ------------------
     registered in the Note Register.

          "Class A Notes" means any one of the Notes executed by the Issuer and
           -------------
     authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A.
                 ---------

          "Closing Date" means July 19, 2001.
           ------------

          "Collateral Amount" means, as of any date of determination, an amount
           -----------------
     equal to the result of (a) the Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2001-A Noteholders, minus
     (c) the balance on deposit in the Principal Accumulation Account, minus (d) the aggregate reductions to the Collateral Amount made pursuant to Section
                                                                        -------
     4.4(c) on or prior to such date of determination, minus (e) the excess, if
     ------
     any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(iv) prior to such date, plus (f) any additional amount
     ---------------------
     designated by the Seller pursuant to Section 8.10.

          "Control Transfer Event" means either of the following events: (a) the
           ----------------------
     Insurer shall fail to timely make any payment required to be made by it pursuant to any Policy or otherwise default in any of its obligations under the Insurance Agreement; or (b) the Insurer shall (i) become insolvent,
     (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days after its filing.

          "Controlled Accumulation Amount" means, for any Distribution Date with
           ------------------------------
     respect to the Controlled Accumulation Period, $50,000,000; provided,
                                                                 --------
     however, that if the Accumulation Period Length is determined to be less
     -------
     than 12 months pursuant to Section 4.14 or 4.15, the Controlled
                                ------------    ----
     Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the aggregate initial principal amount of the Series 2001-A Notes and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Controlled Accumulation Period" means, unless a Pay Out Event shall
           ------------------------------
     have occurred prior thereto, the period commencing at the opening of business on March 1, 2004 or such later date as is determined in accordance with Section 4.14 and 4.15, and ending on the first to occur of (a) the
          ------------     ----
     commencement of the Rapid Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Series 2001-A Final Maturity Date.

          "Controlled Deposit Amount" means, for any Distribution Date with
           -------------------------
     respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any existing Accumulation Shortfall.

          "Counterparty" means Morgan Guaranty Trust Company of New York or the
           ------------
     counterparty under any replacement interest rate swap obtained pursuant to
     Section 4.17.
     ------------

          "Covered Amount" means an amount, determined as of each Distribution
           --------------
     Date for any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account as of the Record Date preceding such Distribution Date.

          "Default Amount Rate" is defined in the Insurance Agreement.
           -------------------

          "Default Estimate" means, for any Monthly Period, an amount equal to
           ----------------
     the product of (i) 1.5, multiplied by (ii) the arithmetic mean of the Investor Default Amounts for the prior three Monthly Periods. For this purpose, the April, May, June and July Investor Default Amounts shall be deemed to have equaled $9,300,000.

          "Deficiency Amount" means (a) for any Distribution Date other than the
           -----------------
     Series 2001-A Final Maturity Date, the excess of the amounts payable pursuant to Sections 4.4(a)(i) and (ii) for such Distribution Date over the
                 ------------------     ----
     Available Finance Charge Collections, Reallocated Principal Collections and Available Spread Account Amount that are available to cover such amounts, and (b) for the Series 2001-A Final Maturity Date, the sum of (i) the amount determined pursuant to clause (a) for the Series 2001-A Final
                                   ----------
     Maturity Date and (ii) the excess of the Note Principal Balance over the Available Principal Collections and Available Spread Account Amount that are available to cover such amount.

          "Distribution Date" means August 15, 2001 and the 15th day of each
           -----------------
     calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

          "Enhancement Provider" means each of the Insurer and the Counterparty.
           --------------------

          "Excess Collateral Amount" means, at any time, the result of the
           ------------------------
     Collateral Amount, plus the Principal Accumulation Account Balance, minus the Note Principal Balance.

          "Excess Spread Percentage" is defined in the Insurance Agreement.
           ------------------------

          "Expected Principal Distribution Date" means the March 2005
           ------------------------------------
     Distribution Date.

          "Finance Charge Shortfall" is defined in Section 4.7.
           ------------------------                -----------

          "Group One" means Series 2001-A, the outstanding Series under (and as
           ---------
     defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

          "Initial Collateral Amount" means the sum of (a) $685,800,000, which
           -------------------------
     equals the sum of (i) the initial principal amount of the Series 2001-A Notes plus (ii) the Initial Excess Collateral Amount (excluding the Supplemental Enhancement), plus (b) the Supplemental Enhancement.

          "Initial Excess Collateral Amount" means, at any time, the sum of (a)
           --------------------------------
     $85,800,000, plus (b) the Supplemental Enhancement.

          "Insurance Agreement" means the Insurance and Reimbursement Agreement
           -------------------
     dated as of the Closing Date between the Seller, the Servicer, Spiegel, Spiegel Acceptance Corporation, the Issuer, the Indenture Trustee and the Insurer.

          "Insured Obligation" means, with respect to any Policy, the "Insured
           ------------------
     Obligation" as defined in such Policy.

          "Insurer" means MBIA Insurance Corporation, a New York stock insurance
           -------
     corporation.

          "Interest Period" means, for any Distribution Date, the period from
           ---------------
     and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Interest Shortfall" is defined in Section 4.2.
           ------------------                -----------

          "Investor Charge-Offs" is defined in Section 4.5.
           --------------------                -----------

          "Investor Default Amount" means, for any Distribution Date, an amount
           -----------------------
     equal to the product of (a) the Default Amount for the related Monthly Period and (b) the daily average Allocation Percentage for such Monthly Period; provided that the Investor Default Amount for the August 15, 2001
             --------
     Distribution Date shall be equal to the product of (a) the Default Amount for the calendar month of July 2001, (b) the daily average Allocation Percentage for the first Monthly Period and (c) a fraction equal to the number of days in the first Monthly Period, divided by 31.

          "Investor Finance Charge Collections" means, for any Monthly Period,
           -----------------------------------
     an amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries treated as Finance Charge Collections) retained or deposited in the Finance Charge Subaccount for Series 2001-A pursuant to subsection 4.1(b)(i) for such Monthly Period.
     --------------------

          "Investor Principal Collections" means, for any Monthly Period, the
           ------------------------------
     aggregate amount of Principal Collections retained or deposited in the Principal Collections Subaccount for Series 2001-A pursuant to subsection
                                                                    ----------
     4.1(b)(ii) for such Monthly Period.
     ----------

          "Investor Uncovered Dilution Amount" means, for any Distribution Date,
           ----------------------------------
     an amount equal to the Series Share of shortfalls in Deposit Obligations that is allocated to Series 2001-A pursuant to Section 8.4(h) of the
                                                    --------------
     Indenture.

          "LIBOR" means, for any Interest Period, the London interbank offered
           -----
     rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.
                   ------------

          "LIBOR Determination Date" means the second London Banking Day prior
           ------------------------
     to the commencement of each Interest Period.

          "London Banking Day" means any day on which commercial banks are open
           ------------------
     for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

          "Minimum Seller Percentage" means zero for Series 2001-A.
           -------------------------

          "Modified Excess Spread Percentage" is defined in the Insurance
           ---------------------------------
     Agreement.

          "Monthly Insurance Premium" means the Premium (as defined in the
           -------------------------
     Premium and Fee Letter) for any Monthly Period.

          "Monthly Interest" is defined in Section 4.2.
           ----------------                -----------

          "Monthly Period" means the period from and including the first day of
           --------------
     the calendar month preceding a related Determination Date to and including the last day of such calendar month; provided that the first Monthly Period shall begin on and include the Closing Date and end on and include July 31, 2001.

          "Monthly Principal" means the monthly principal distributable in
           -----------------
     respect of the Notes as calculated in accordance with Section 4.3.
                                                           -----------

          "Monthly Principal Reallocation Amount" means, for any Monthly Period,
           -------------------------------------
     an amount equal to the lower of:

               (a) the excess of the Required Amount, over the amount of Available Finance Charge Collections applied to pay the Required Amount pursuant to subsection 4.4(a); and
                             -----------------

               (b) the Excess Collateral Amount (after giving effect to Investor Charge-Offs for the related Monthly Period).

          "Monthly Servicing Fee" is defined in subsection 3.1(a).
           ---------------------                -----------------

          "Net Interest Obligation" means, for any Distribution Date: (a) if
           -----------------------
     there is a Net Swap Payment due on that Distribution Date, the sum of the Net Swap Payment and the Monthly Interest for that Distribution Date; (b) if there is a Net Swap Receipt due on that Distribution Date, the result of the Monthly Interest for that Distribution Date minus the Net Swap Receipt; and (c) if the Swap has terminated for any reason, the Monthly Interest for that Distribution Date.

          "Net Swap Payment" means any net amount payable by the Issuer under
           ----------------
     the Swap as a result of LIBOR being less than the Swap Rate. For the avoidance of doubt, (i) Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs, and (ii) for any Distribution Date, the Monthly Interest, less the Net Swap Receipt, if any, plus, the Net Swap Payment, if any, will never exceed what Monthly Interest would have been if the Note Interest Rate were 5.485%.

          "Net Swap Receipt" means any net amount payable by the Counterparty as
           ----------------
     a result of LIBOR being greater than the Swap Rate. For the avoidance of doubt, Net Swap Receipts do not include early termination payments.

          "Note Initial Principal Balance" means $600,000,000.
           ------------------------------

          "Note Interest Rate" means a per annum rate of 0.28% in excess of
           ------------------
     LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

          "Note Principal Balance" means, on any date of determination, an
           ----------------------
     amount equal to (a) the Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

          "Percentage Allocation" is defined in subsection 4.1(b)(ii)(y).
           ---------------------                ------------------------

          "Policy" means the Financial Guaranty Insurance Policy No. 35738(1) or
           ------
     the Financial Guaranty Insurance Policy No. 35738(2), each issued by MBIA Insurance Corporation pursuant to the Insurance Agreement, and, collectively, referred to herein as the "Policies."

          "Portfolio Adjusted Yield" means, for any Distribution Date, the
           ------------------------
     average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate and the Default Amount Rate for each such Monthly Period from the Portfolio Yield for each such Monthly Period.

          "Portfolio Yield" is defined in the Insurance Agreement.
           ---------------

          "Premium and Fee Letter" is defined in the Insurance Agreement.
           ----------------------

          "Principal Accumulation Account" shall have the meaning set forth in
           ------------------------------
     subsection 4.9(a).
     -----------------

          "Principal Accumulation Account Balance" means, for any date of
           --------------------------------------
     determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

          "Principal Accumulation Investment Proceeds" means, with respect to
           ------------------------------------------
     each Distribution Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

          "Principal Payment Rate" means, for any Monthly Period, (a) the
           ----------------------
     aggregate amount of Principal Collections deposited in the Collection Account during that Monthly Period, divided by (b) the Aggregate Principal
                                         ------- --
     Receivables as of the close of business on the last day of the prior Monthly Period.

          "Principal Shortfall" is defined in subsection 4.8(a).
           -------------------                -----------------

          "Qualified Maturity Agreement" means an agreement, meeting the
           ----------------------------
     requirements described in the definition of "Qualified Maturity Agreement" set forth in the Policies, whereby an Eligible Institution agrees to make a deposit into the Principal Accumulation Account on the Expected Principal Distribution Date in an amount equal to the Note Principal Balance on such date; provided that for purposes of this definition, references in the definition of "Eligible Institution" to ratings of "A-1+" and "AAA" by Standard & Poor's shall be modified to require ratings of "A-1" and "A+" from Standard & Poor's.

          "Rapid Amortization Period" means the period commencing on the
           -------------------------
     Business Day immediately preceding the day on which a Pay Out Event with respect to Series 2001-A is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Collateral Amount and (ii) the Series 2001-A Final Maturity Date; provided, that if any amounts are
                                            --------
     owing to the Insurer under the Insurance Agreement or the Counterparty under the Swap at the Series 2001-A Final Maturity Date, the Rapid Amortization Period shall continue, solely for purposes of repaying such amounts, but in no event shall the Rapid Amortization Period continue after the earliest of (x) the date on which no further amounts are owed to the Insurer under the Insurance Agreement and the Counterparty under the Swap,
     (y) the March 2010 Distribution Date and (z) the date on which the Collateral Amount has been reduced to zero; provided, further, that if the
                                                 --------  -------
     Rapid Amortization Period is extended in accordance with the immediately preceding proviso, for purposes of calculating the Minimum Aggregate Principal Balance, for so long as the Rapid Amortization Period is so extended, (i) Series 2001-A shall be deemed to be outstanding, (ii) the Collateral Amount shall be included in the sum of the collateral amounts of all outstanding series for purposes of clause (a) of the definition of Minimum Aggregate Principal Balance and (iii) the numerator used for purposes of the Allocation

     Percentage with respect to Principal Collections for Series 2001-A shall be included in the calculation described in clause (b) of the definition of Minimum Aggregate Principal Balance..

          "Rating Agency" means each of Fitch, Moody's and Standard & Poor's.
           -------------

          "Rating Agency Condition" means, with respect to Series 2001-A, the
           -----------------------
     Rating Agency Condition, as defined in the Insurance Agreement.

          "Reallocated Principal Collections" means, for any Distribution Date,
           ---------------------------------
     Investor Principal Collections applied in accordance with Section 4.6 in an
                                                               -----------
     amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

          "Reassignment Amount" means, for any Distribution Date, after giving
           -------------------
     effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the outstanding principal balance of the Series 2001-A Notes on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2001-A Noteholders, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2001-A Noteholders on a prior Distribution Date.

          "Reference Banks" means four major banks in the London interbank
           ---------------
     market selected by the Servicer or the Counterparty as calculation agent under the Swap.

          "Reimbursement Amounts" is defined in the Insurance Agreement.
           ---------------------

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
     rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly Principal Payment Rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this
                                             --------  -------
     definition may be changed at any time if the Rating Agency Condition is satisfied.

          "Required Amount" is defined in the Insurance Agreement.
           ---------------

          "Required Excess Collateral Amount" is defined in the Insurance
           ---------------------------------
     Agreement.

          "Required Reserve Account Amount" means, for any Distribution Date on
           -------------------------------
     or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the Note Principal Balance or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount,
             --------  -------
     the Seller shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and
     (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out

     Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2001-A.

          "Reserve Account" is defined in subsection 4.10(a).
           ---------------                ------------------

          "Reserve Account Funding Date" means the Distribution Date designated
           ----------------------------
     by the Servicer which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Distribution Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Distribution Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and
     (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

          "Reserve Account Surplus" means, as of any Distribution Date following
           -----------------------
     the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" means, with respect to each Distribution Date
           -------------------
     relating to the Controlled Accumulation Period or the first Distribution Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

          "Revolving Period" means the period beginning on the Closing Date and
           ----------------
     ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Rapid Amortization Period commences.

          "Series 2001-A" means the Series of Notes the terms of which are
           --------------
     specified in this Indenture Supplement.

          "Series 2001-A Final Maturity Date" means the earlier to occur of (a)
           ---------------------------------
     the Distribution Date on which the Note Principal Balance is paid in full and (b) the March 2010 Distribution Date.

          "Series 2001-A Note" means a Class A Note.
           ------------------

          "Series 2001-A Noteholder" means a Class A Noteholder.
           ------------------------

          "Series 2001-A Pay Out Event" is defined in Section 6.1.
           ---------------------------                -----------

          "Series Servicing Fee Percentage" means 2% per annum.
           -------------------------------

          "Spread Account" means the segregated trust account required to be
           --------------
     established pursuant to Section 2.05 of the Insurance Agreement, which section is set forth in its entirety in Exhibit G.
                                             ---------

          "Supplemental Enhancement" is defined in the Insurance Agreement.
           ------------------------

          "Surplus Collateral Amount" means, at any time, the excess, if any, of
           -------------------------
     the Excess Collateral Amount over the sum of the Required Excess Collateral Amount and the Supplemental Enhancement.

          "Swap" means an interest rate swap agreement between the Owner
           ----
     Trustee, on behalf of the Trust, and the Counterparty substantially in the form of Exhibit E to this Indenture Supplement, or such other form as shall
             ---------
     have satisfied the Rating Agency Condition.

          "Swap Rate" means 5.205% per annum.
           ---------

          "Telerate Page 3750" means the display page currently so designated on
           ------------------
     the Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

          (b) Each capitalized term defined herein shall relate to the Series 2001-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

          (c) The interpretive rules specified in Section 1.2 of the Master
                                                  -----------
     Indenture also apply to this Indenture Supplement.

          (d) The definitions of all capitalized terms defined herein by reference to the respective definitions of those terms in the Insurance Agreement can be found in Exhibit F.
                               ---------

                                   ARTICLE III

                                  Servicing Fee
                                  -------------

          Section 3.1 Servicing Compensation. The share of the Servicing Fee
                      ----------------------
     allocable to Series 2001-A for any Distribution Date (the "Monthly
                                                                -------
     Servicing Fee")
     -------------
     shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) (i) the Collateral Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Allocation Percentage for Finance Charge Collections with respect to such Monthly Period; provided, however, that with respect to the first
                     --------  -------
     Distribution Date, the Monthly Servicing Fee shall be equal to $495,300. The remainder of the Servicing Fee shall be paid by the holders of the Seller Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2001-A Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Seller Interest or the noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section 3.1 and Section 4.4, it shall be paid by the holders of the
          -----------     -----------
     Seller Interest.

                                   ARTICLE IV

                       Rights of Series 2001-A Noteholders
                  and Allocation and Application of Collections
                  ---------------------------------------------

          Section 4.1 Collections and Allocations.
                      ---------------------------

          (a) Allocations. Finance Charge Collections, Principal Collections and
              -----------
     Defaulted Receivables allocated to Series 2001-A pursuant to Article VIII
                                                                  ------------
     of the Indenture shall be allocated and distributed as set forth in this Article.

          (b) Allocations to the Series 2001-A Noteholders. The Servicer shall,
              --------------------------------------------
     prior to the close of business on any Deposit Date, allocate to the Series 2001-A Noteholders the following amounts as set forth below:

               (i) Allocations of Finance Charge Collections. The Servicer shall
                   -----------------------------------------
          allocate to the Series 2001-A Noteholders and transfer to the Finance Charge Subaccount for application as provided herein an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections deposited in the Collection Account on such Deposit Date; provided, however, that with respect to the portion of
                        --------  -------
          each Monthly Period falling in the Revolving Period or the Controlled Accumulation Period, such allocation shall be transferred to the Finance Charge Subaccount only until such time as the amount transferred to the Finance Charge Subaccount pursuant to this subsection during that Monthly Period equals the sum of (1) the Net Interest Obligation with respect to the Distribution Date relating to that Monthly Period, (2) at any time that FCNB is not the Servicer, the Monthly Servicing Fee payable on the Distribution Date relating to that Monthly Period and all accrued and unpaid Investor Monthly Servicing Fees with respect to any prior Monthly Periods, (3) the Default Estimate for that

          Monthly Period and (4) the Monthly Insurance Premium with respect to that Monthly Period; provided further, however, that notwithstanding
                               -------- -------  -------
          the foregoing proviso, (1) the entire Allocation Percentage of Finance
                        -------
          Charge Collections shall be transferred to the Finance Charge Subaccount on a daily basis if (x) the Excess Spread Percentage for the preceding Monthly Period is less than 3.00%, or (y) the Available Spread Account Amount is less than the Required Spread Account Amount; and (2) subject to Section 8.4(a) of the Indenture, on each
                             --------------
          Determination Date, the Servicer shall deposit in the Finance Charge Subaccount any amounts not retained on a daily basis pursuant to the preceding proviso. Any portion of such allocation not required to be
                    -------
          transferred to the Finance Charge Subaccount pursuant to the preceding sentence shall be (x) first, deposited in the Excess Funding Account to the extent that the Seller Amount is less than the Minimum Seller Amount and (y) thereafter paid to the Holders of the Seller Interest.

               (ii) Allocations of Principal Collections. The Servicer shall
                    ------------------------------------
          allocate to the Series 2001-A Noteholders the following amounts as set forth below:

                    (x) Allocations During the Revolving Period. During the
                        ---------------------------------------
               Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest.

                    (y) Allocations During the Controlled Accumulation Period.
                        -----------------------------------------------------
               During the Controlled Accumulation Period an amount equal to the product of (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be
                                             ---------------------
               allocated to the Series 2001-A Noteholders and transferred to the Principal Collections Subaccount until applied as provided herein; provided, however, that if the sum of such Percentage
                       --------  -------
               Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest.

                    (z) Allocations During the Rapid Amortization Period. During
                        ------------------------------------------------
               the Rapid Amortization Period, an amount equal to the product of
               (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and transferred to the Principal Collections Subaccount until applied as provided herein; provided, however, that after the
                                           --------  -------
               date on which an amount of such Collections equal to the Note Principal Balance plus any amounts owing to the Counterparty under the Swap and the Insurer under the Insurance Agreement has been deposited into the Collection Account and allocated to the Series 2001-A Noteholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest.

          Section 4.2 Determination of Monthly Interest. The amount of monthly
                      ---------------------------------
     interest (" Monthly Interest") distributable from the Collection Account
                 ----------------
     with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Note Interest Rate in effect with respect to the related Interest Period and (ii) the Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Note Initial Principal Balance).

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Interest Shortfall"), of
                                                       ------------------
     (x) the Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Monthly Interest on such Distribution Date. If the Interest Shortfall for any Distribution Date is greater than zero and the Insurer fails to pay such Interest Shortfall in accordance with the terms of the related Policy, on each subsequent Distribution Date until such Interest Shortfall is fully paid, an additional amount ("Additional Interest") equal to the product of (i) (A) a fraction,
              -------------------
     the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Note Interest Rate in effect with respect to the related Interest Period and (ii) such Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

          Section 4.3 Determination of Monthly Principal. The amount of monthly
                      ----------------------------------
     principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "Monthly Principal"), beginning with
                                           -----------------
     the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date, (iii) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Distribution Date and (iv) the Collateral Amount (after taking into account any adjustments to be made pursuant to Sections 4.5 and 4.6) prior to any
                                            ------------     ---
     deposit into the Principal Accumulation Account on such Distribution Date.

          Section 4.4 Application of Available Finance Charge Collections and
                      -------------------------------------------------------
     Available Principal Collections. The Servicer shall apply, or shall cause
     -------------------------------
     the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections with respect to such Distribution Date will be distributed or deposited in the following priority:

               (i) on a pari passu basis (A) an amount equal to Monthly Interest for such Distribution Date, plus the amount of any Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date, plus the amount of any Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date and (B) any Net Swap Payment for that Distribution Date shall be distributed to the Counterparty;

               (ii) if neither FCNB nor any affiliate of the Seller is the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

               (iii) an amount equal to the Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

               (iv) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (iv) shall be treated as a portion of Available Principal
          ---------------
          Collections for such Distribution Date;

               (v) an amount equal to the Monthly Insurance Premium for the related Monthly Period and any unpaid Monthly Insurance Premiums for prior Monthly Periods shall be paid to the Insurer;

               (vi) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the
                                     ------------------
          excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

               (vii) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 2.05(f) of the Insurance Agreement shall be deposited into the Spread Account as provided in
          Section 2.05(f) of the Insurance Agreement;

               (viii) during the Rapid Amortization Period, any amount remaining shall be applied as Available Principal Collections for such Distribution Date to the extent that the other Available Principal Collections (excluding any amounts drawn under the Policies) are not sufficient to repay the Class A Notes in full;

               (ix) an amount equal to any Reimbursement Amounts and interest thereon owed under the Insurance Agreement shall be paid to the Insurer;

               (x) an amount equal to any other amounts owing to the Insurer under the Insurance Agreement shall be paid to the Insurer;

               (xi) if the Rapid Amortization Period is extended past the Distribution Date on which the Note Principal Balance is paid in full as a result of there being amounts owed to the Counterparty, on each Distribution Date after the Note Principal Balance is paid in full, an amount equal to any partial or early termination payments or other additional payments owed to the Counterparty under the Swap shall be paid to the Counterparty;

               (xii) any Monthly Servicing Fee for such Distribution Date or prior Distribution Dates not paid pursuant to subsection 4.4(a)(ii)
                                                        ---------------------
          (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.4 of the Indenture) shall be
                                     -----------
          distributed to the Servicer; and

               (xiii) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and first will be available for allocation to other Series in Group One, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest as described in
          Section 8.6 of the Indenture.
          -----------

          (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of
                                                                 -----------
     the Indenture.

          (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

               (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Distribution Date shall be deposited into the Principal Accumulation Account, and any remaining Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture; and
                                         -----------

               (ii) during the Rapid Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date until the Note Principal Balance has been paid in full, and any remaining Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with
          Section 8.5 of the Indenture.
          -----------

          As of any Distribution Date on which any Available Principal Collections are treated as Shared Principal Collections as provided above, the Collateral Amount shall be reduced by an amount equal to the lesser of
     (x) the amount of Available Principal Collections applied as Shared Principal Collections and (y) the Surplus Collateral Amount.

          (d) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and distribute to the Paying Agent for payment to the Class A Noteholders the amounts deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i).
                         --------------------

          Section 4.5 Investor Charge-Offs. On each Determination Date, the
                      --------------------
     Servicer shall calculate the Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.4(a)(iii) with respect to such Distribution Date,
                 ----------------------
     the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor Charge-Off").
                                      -------------------

          Section 4.6 Reallocated Principal Collections. On each Distribution
                      ---------------------------------
     Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (v), (ix), (x) and (xi); provided
                  ---------------------  ----  ---  ----  ---     ----
     that in no event will Reallocated Principal Collections be applied pursuant to subsections 4.4(a)(v), (ix), (x) and (xi) until the Series 2001-A Final
        ---------------------  ----  ---     ----
     Maturity Date. On each Distribution Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

          Section 4.7 Excess Finance Charge Collections. Series 2001-A shall be
                      ---------------------------------
     an Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by Spiegel Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the
                                                       -----------
     Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2001-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge
                                                          --------------
     Shortfall" for Series 2001-A for any Distribution Date will be equal to the
     ---------
     excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i) through (xii) on such
                              ---------------------         -----
     Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

          Section 4.8 Shared Principal Collections. Subject to Section 8.5 of
                      ----------------------------             -----------
     the Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2001-A in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2001-A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. For this purpose, each outstanding series of certificates issued by Spiegel Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The "Principal Shortfall" for Series 2001-A will be equal to (a)
                  -------------------
     for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Rapid Amortization Period, the excess, if any, of the Note Principal Balance (less the balance in the Principal Accumulation Account) over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

          Section 4.9 Principal Accumulation Account.
                      ------------------------------

          (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a non-interest bearing segregated trust account with the corporate trust department of such Eligible Institution (the "Principal
                                                                   ---------
     Accumulation Account"), bearing a designation clearly indicating that the
     --------------------
     funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Accumulation Account and in all proceeds thereof. The Principal Accumulation Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Principal Accumulation Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Accumulation Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Accumulation Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Accumulation Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection
                                                                    ----------
     4.4(c)(i).
     ---------

          (b) Funds on deposit in the Principal Accumulation Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments. Funds on deposit in the Principal Accumulation Account on any Distribution Date, after giving effect to any withdrawals from the Principal Accumulation Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

          The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of Illinois. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Rapid Amortization Period, the Indenture Trustee, acting at the Servicer's written direction given on or before such Distribution Date, shall transfer from the Principal Accumulation Account to the Collection Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.4.
                                    -----------

          Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

          Section 4.10 Reserve Account.
                       ---------------

          (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a non-interest bearing segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly
                                ---------------
     indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(vi).
                         ---------------------

          (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

          The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Rapid Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to
                          --------  -------
     the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.4(a)(vi) with respect to such Distribution
                           ------------------
     Date.

          (d) If for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Distribution Date.

          (e) If the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the
                                             ---------------------
     holders of the Seller Interest.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first
                 ------------
     Distribution Date relating to the Rapid Amortization Period and (iii) the Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2001-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and
     (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of the Seller Interest. The Reserve
     ---------------------
     Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement. Funds on deposit in the Reserve Account at any time that the Controlled Accumulation Period is suspended pursuant to Section
                                                                      -------
     4.15, shall remain on deposit until applied in accordance with subsection
     ----                                                           ----------
     4.10(d), (e) or (f).
     -------  ---    ---

          Section 4.11 [Reserved].
                       ----------

          Section 1.14 Determination of LIBOR.
                       ----------------------

          (a) On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee, utilizing the services of the Counterparty as calculation agent under the Swap (or the Servicer if the Swap is terminated), shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Counterparty or, if the Swap is terminated, the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (b) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2001-A Noteholder from time to time.

          (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission, notification of LIBOR for the following Interest Period.

          Section 4.13 Investment Instructions. Any investment instructions
                       -----------------------
     required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

          Section 4.14 Controlled Accumulation Period. The Controlled
                       ------------------------------
     Accumulation Period is scheduled to commence at the opening of business March 1, 2004. However, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Principal Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the February 2004 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months
      --------------------------
     such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will
                    --------  -------
     not be determined to be less than one month; provided further, however,
                                                  -------- -------  -------
     that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

          Section 4.15 Suspension of Controlled Accumulation Period. (a) The
                       --------------------------------------------
     Issuer may, in its sole discretion, elect to suspend the commencement of the Controlled Accumulation Period with prior notice to the Rating Agencies. The commencement of the Controlled Accumulation Period shall be suspended upon delivery by the Issuer to the Indenture Trustee of (i) an Officer's Certificate stating that the Issuer has elected to suspend the commencement of the Controlled Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.15 have been
                                                    ------------
     satisfied, (ii) a copy of an executed Qualified Maturity Agreement and
     (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Class A Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.15 and all proceeds thereof. Such property shall constitute
          ------------
     part of the Trust Estate for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or any other

     Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

          The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Class A Noteholders, of all of the rights previously held by the Issuer under any Qualified Maturity Agreement obtained by the Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Noteholders.

          (b) The Issuer shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Accumulation Account on or before the Expected Principal Distribution Date an amount equal to the aggregate outstanding principal balance of the Class A Notes on such Distribution Date; provided, however, that the Issuer may instead elect to fund all or a
           --------  -------
     portion of such deposit with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Distribution Date; and provided, further, that the Issuer shall in no event
                            --------  -------
     cause or permit the provider of any Qualified Maturity Agreement to fund under such Qualified Maturity Agreement unless there are sufficient funds on deposit in the Collection Account allocated to make required payments pursuant to Sections 4.4(a)(i) and (ii) for any Distribution Date falling
                 ------------------     ----
     on or after the funding under such Qualified Maturity Agreement. The amount deposited shall be applied on the Expected Principal Distribution Date pursuant to Section 4.4(d) as if the commencement of the Controlled
                 --------------
     Accumulation Period had not been suspended.

          (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Principal Distribution Date; provided, however,
                                                           --------  -------
     that the Issuer may terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) the Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as an Eligible Institution and the Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) a Pay Out Event occurs. In addition, the Issuer may terminate a Qualified Maturity Agreement prior to the later of (i) the date on which the Controlled Accumulation Period was scheduled to begin, before giving effect to the suspension of the Controlled Accumulation Period, and (b) the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.15 (as determined on the Determination Date preceding
                 ------------
     the date of such termination), in which case the commencement of the Controlled Accumulation Period shall be determined as if the Issuer had not elected to suspend such commencement. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as an Eligible Institution, the Issuer shall use its best efforts to obtain a substitute Qualified Maturity Agreement.

          (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Principal Distribution Date and the commencement of the Rapid Amortization Period and the Issuer does not obtain a substitute Qualified Maturity Agreement, the Controlled Accumulation Period shall commence on the latest of (i) March 1, 2004, (ii) at the election of the Issuer, the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.14 (as determined on the date
                                         ------------
     of such termination) and (iii) the first day of the Monthly Period following the date of such termination.

          Section 4.16 Insurance Policies. (a) On the Closing Date, the Issuer
                       ------------------
     shall enter into the Insurance Agreement, pursuant to which the Policies will be issued for the benefit of the Series 2001-A Noteholders and the Counterparty.

          (b) Prior to 12:00 noon, New York City time, on the third Business Day preceding each Distribution Date, the Servicer shall determine whether there will be a Deficiency Amount on the following Distribution Date. If the Servicer determines that there will be a Deficiency Amount on the following Distribution Date, the Servicer shall complete the notice in the form set forth as an exhibit to the related Policy (the "Notice") and submit such Notice in accordance with the related Policy to the Insurer no later than 3:00 p.m., New York time, on such Business Day, as a claim for an Insured Obligation in an amount equal to such Deficiency Amount. The Insurer shall remit or cause to be remitted to the Trustee such Deficiency Amount in accordance with the terms of the related Policy.

          (c) The Indenture Trustee shall (i) receive as attorney-in-fact of the applicable owners an Insured Obligation from the Insurer and (ii) distribute the same to (a) the Class A Noteholders as provided in subsections 5.2(a) and (b) to the extent that such amounts relate to
     ------------------     ---
     Monthly Interest or principal of the Class A Notes, respectively, and (b) the Counterparty or the Servicer to the extent that such amounts relate to Net Swap Payments or Monthly Servicing Fees, respectively. Any and all Insured Obligations disbursed by the Indenture Trustee from claims made under the Policies shall not be considered payment by the Issuer with respect to the Class A Notes or other applicable obligations, nor shall such payments discharge the obligation of the Issuer with respect to the Class A Notes or other obligations, and the Insurer shall become the owner of such unpaid amounts due from the Issuer in respect of Insured Obligations.

          If on any Distribution Date, the Indenture Trustee or the Servicer determines that the Insurer has paid more under any Policy than is required by the terms hereof, the Indenture Trustee shall promptly return such excess to the Insurer.

          The Indenture Trustee shall keep a complete and accurate record of the amount of the Insured Obligations paid. The Insurer shall have the right to inspect such record during normal business hours upon prior notice to the Indenture Trustee.

          (d) So long as no Control Transfer Event shall have occurred and be continuing, the Insurer shall be deemed to be the sole Holder of the Series 2001-A Notes for the purpose of exercising voting rights and the giving of any consents, approvals, instructions, directions, declarations and notices relating to the Series 2001-A Notes. However, for any amendment or waiver requiring the consent of all affected Noteholders, the consent of the Insurer and all affected Noteholders will be required.

          Section 4.17 Swap. (a) On or prior to the Closing Date, the Owner
                       ----
     Trustee shall, on behalf of the Issuer, enter into the Swap with the Counterparty for the benefit of the Noteholders. The aggregate notional amount under the Swap shall, at any time, be equal to the Note Principal Balance at such time. Net Swap Receipts and early termination payments payable by the Counterparty shall be deposited by the Indenture Trustee in the Collection Account on the day received and treated as Available Finance Charge Collections. On any Distribution Date when there shall be a Net Swap Payment, such Net Swap Payments shall be paid as provided in Section
                                                                  -------
     4.4(a)(i). On any Distribution Date when there shall be an early
     ---------
     termination payment or any other miscellaneous payment payable by the Issuer to the Counterparty, such amount shall be paid as provided in
     Section 4.4(a)(xi).
     ------------------

          (b) Each Swap shall be in substantially the same form as the initial Swap attached hereto as Exhibit E.
                             ---------

          (c) The Servicer may, upon (i) satisfaction of the Rating Agency Condition and, (ii) unless a Control Transfer Event has occurred, receipt of written consent from the Insurer (which consent shall not be unreasonably withheld), and, when required under the terms of the existing Swap, shall, obtain a replacement Swap.

                                    ARTICLE V

                        Delivery of Series 2001-A Notes;
               Distributions; Reports to Series 2001-A Noteholders
               ---------------------------------------------------

          Section 5.1 Delivery and Payment for the Series 2001-A Notes.
                      ------------------------------------------------

          The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2001-A Notes in accordance with Section 2.3 of the
                                                              -----------
     Indenture. The Indenture Trustee shall deliver the Series 2001-A Notes to or upon the written order of the Trust when so authenticated.

          Section 5.2 Distributions.
                      -------------

          (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder's pro
                 ------------
     rata share of the amounts held by the Paying Agent that are allocated and available on such

     Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement, including amounts made available as a result of any draw on the Policies.

          (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement, including amounts made available as a result of any draw on the Policies.

          (c) The distributions to be made pursuant to this Section 5.2 are
                                                            -----------
     subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and
                                  ------------  ---     ---
     Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this
                          ------------                      -----------
     Indenture Supplement.

          (d) Except as provided in Section 11.2 of the Indenture with respect
                                    ------------
     to a final distribution, distributions to Series 2001-A Noteholders hereunder shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.

          Section 5.3 Reports and Statements to Series 2001-A Noteholders.
                      ---------------------------------------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2001-A Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.
                                            ---------

          (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent, the Insurer, the Counterparty and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by
                                                         ---------
     the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of
                    ---------  --------
     Exhibit C and Exhibit D, from time to time, with the prior written consent
     ---------     ---------
     of the Indenture Trustee.

          (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2001-A Noteholder by a request in writing to the Servicer.

          (d) On or before January 31 of each calendar year, beginning with January 31, 2002, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2001-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

               Series 2001-A Pay Out Events and Events of Default
               --------------------------------------------------

          Section 6.1 Series 2001-A Pay Out Events. If any one of the following
                      ----------------------------
     events shall occur with respect to the Series 2001-A Notes:

          (a) failure on the part of the Seller or the "Seller" under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by the Seller by the terms of the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2001-A Noteholders and which continues unremedied for a period of forty-five (45) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by any Holder of the Series 2001-A Notes;

          (b) any representation or warranty made by the Seller in the Transfer and Servicing Agreement or, prior to the SMT Termination Date, by the "Seller" under the Pooling and Servicing Agreement in the Pooling and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section
     2.1 or subsection 2.6(c) of the Transfer and Servicing Agreement or Section
                                                                        -------
     2.1 or subsection 2.6(c) of the Pooling and Servicing Agreement shall prove
     ---    -----------------
     to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of forty-five (45) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by any Holder of the Series 2001-A Notes and as a result of which the interests of the Series 2001-A Noteholders are materially and adversely affected for such period; provided, however, that a Series 2001-A Pay Out
                               --------  -------
     Event pursuant to this subsection 6.1(b) shall
                            -----------------
     not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

          (c) a failure by the Seller or the "Seller" under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts to the Trust within ten (10) days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(a) of the Transfer and Servicing Agreement or subsection 2.6(a) of the Pooling and Servicing Agreement;

          (d) any Servicer Default shall occur;

          (e) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the sum of the average of the Base Rates for such period and the average of the Default Amount Rates for such period; it being understood that, for purposes of such calculation, the result of the Portfolio Yield for the first Monthly Period, minus the sum of the Base Rate and the Default Amount Rate for the first Monthly Period shall be equal to the Modified Excess Spread Percentage for the first Monthly Period;

          (f) the Note Principal Balance shall not be paid in full on the Expected Principal Distribution Date;

          (g) prior to the SMT Termination Date, a Trust Pay Out Event shall occur under (and as defined in) the Pooling and Servicing Agreement;

          (h) any draw shall be made on any Policy in accordance with the terms thereof;

          (i) Insurer shall by notice to the Seller, the Servicer and the Indenture Trustee declare a Pay Out Event in accordance with Section 5.01
                                                                  ------------
     of the Insurance Agreement (which section is set forth in its entirety in Exhibit H) at any time prior to a Control Transfer Event;
     ---------

          (j) the Counterparty shall fail to make any net payment required to be made by it under the Swap, and such failure is not cured within five Business Days, or the Swap shall terminate prior to the Series 2001-A Final Maturity Date and the Issuer shall fail to enter into a replacement Swap in accordance with subsection 4.17(c);
                     ------------------

          (k) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2001-A; or

          (l) the occurrence of an Insolvency Event relating to the Insurer;

     then, in the case of any event described in subsection (a), (b) or (d),
                                                 --------------  ---    ---
     after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2001-A Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2001-A Notes by notice then given in writing to the Seller and the Servicer (and to the Indenture Trustee if given by the Series 2001-A Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2001-A (a "Series 2001-A Pay Out Event") has occurred as of the date of such notice,
      ---------------------------
     and, in the case of any event described in subsection(c), (e), (f), (g),
                                                -------------  ---  ---  ---
     (h), (i), (j), (k) or (l), a Series 2001-A Pay Out Event shall occur
     ---  ---  ---  ---    ---
     without any notice or other action on the part of the Indenture Trustee or the Series 2001-A Noteholders immediately upon the occurrence of such event.

          Section 6.2 Series 2001-A Events of Default. (a) For so long as no
                      -------------------------------
     Control Transfer Event has occurred, the Events of Default for Series 2001-A shall include, in addition to the Events of Default specified in the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of interest on the Series 2001-A Notes when the same becomes due and payable, and such default shall continue for a period of twenty-eight (28) days;

               (ii) default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture made in respect of the Series 2001-A Notes (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section
                                                                      -------
          6.2 or in Section 5.2 of the Indenture specifically dealt with) (all
          ---       -----------
          of such covenants and agreements in the Indenture which are not expressly stated to be for the benefit of a particular Series being deemed to be in respect of the Notes of Series 2001-A for this purpose) in any material respect and such default shall continue or not be cured for a period of forty-five (45) days after there shall have been given, by registered or certified mail, return receipt requested to the Issuer and the Indenture Trustee by the Insurer, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
                                             -----------------

               (iii) any Servicer Default.

          (b) If an Event of Default for Series 2001-A shall have occurred and be continuing and the Series 2001-A Notes have been accelerated pursuant to
     Section 5.3, so long as no Control Transfer Event has occurred, the Insurer
     -----------
     shall have the right, but not the obligation, to (i) exercise the rights of the Series 2001-A Noteholders described in Section 5.5 of the Indenture,
                                                -----------
     and (ii) to pay all or any portion of the outstanding principal balance of the Series 2001-A Notes prior to the

     Series 2001-A Final Maturity Date. Following the occurrence of an Event of Default for Series 2001-A, the Indenture Trustee shall continue to submit claims under the Policies as necessary to enable the Issuer to continue to make payments on each Distribution Date in accordance with the terms of this Indenture Supplement.

          Section 6.3 Declarations of Default. So long as no Control Transfer
                      -----------------------
     Event shall have occurred and be continuing, neither the Indenture Trustee nor the Class A Noteholders may declare an Event of Default with respect to the Series 2001-A Notes. So long as no Control Transfer Event shall have occurred and be continuing, an Event of Default with respect to the Series 2001-A Notes shall occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of an Event of Default.

                                   ARTICLE VII

   Redemption of Series 2001-A Notes; Final Distributions; Series Termination
   --------------------------------------------------------------------------

          Section 7.1 Optional Redemption of Series 2001-A Notes; Final
                      -------------------------------------------------
     Distributions.
     -------------

          (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day; provided that all amounts due and owing to the Insurer pursuant to the Insurance Agreement shall have been paid to the Insurer.

          (b) The Issuer shall give the Servicer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Issuer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Issuer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2001-A shall be reduced to zero and the Series 2001-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.1(d).
                                                 -----------------

          (c) (i) The amount to be paid by the Seller with respect to Series 2001-A in connection with a reassignment of Receivables to the Seller pursuant to Section 2.4(e) of the Transfer and Servicing Agreement shall
                 --------------
     equal the Reassignment

     Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

               (ii) The amount to be paid by the Seller with respect to Series 2001-A in connection with a repurchase of the Notes pursuant to Section 7.1
                                                                     -----------
     of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

          (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1, the Indenture Trustee shall, in
                                    -----------
     accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Monthly Interest for such Distribution Date, (B) any Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders, (ii) any unpaid Monthly Insurance Premiums, Reimbursement Amounts, interest thereon and other amounts payable to the Insurer under the Insurance Agreement will be distributed to the Insurer
     (iii) any amounts owed to the Counterparty under the Swap shall be distributed to the Counterparty and (iv) any excess shall be released to the Issuer.

          (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.1(d) for
                                                         -----------------
     payment to the Series 2001-A Noteholders shall be deemed distributed in full to the Series 2001-A Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.1 and shall be
                                                      -----------
     deemed to be a final distribution pursuant to Section 11.2 of the
                                                   ------------
     Indenture.

          Section 7.2 Series Termination. On the Series 2001-A Final Maturity
                      ------------------
     Date, the right of the Series 2001-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.
        -----------

                                  ARTICLE VIII

                            Miscellaneous Provisions
                            ------------------------

          Section 8.1 Ratification of Indenture; Amendments. As supplemented by
                      -------------------------------------
     this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the
                                             ------------    ----
     Indenture. For purposes of the application of Section 10.2 to any amendment
                                                   ------------
     of this Indenture Supplement, only the vote of the Series 2001-A Noteholders shall be required. The Issuer and Indenture Trustee shall not enter into any amendment to this Indenture Supplement to provide for the termination of the Swap, any Policy or any Qualified Maturity Agreement unless the Rating Agency Condition is satisfied with respect to such amendment; it being understood that (i) the Servicer may obtain a
                -------------------
     replacement Swap in accordance with Section 4.17 and (ii) the Issuer may
                                         ------------
     terminate a Qualified Maturity Agreement in accordance with Section 4.15,
                                                                 ------------
     so long as such replacement or termination is not affected through the amendment of this Indenture Supplement.

          Section 8.2 Form of Delivery of the Series 2001-A Notes. The Series
                      -------------------------------------------
     2001-A Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Section 2.1 of the Indenture.
                          -----------

          Section 8.3 Counterparts. This Indenture Supplement may be executed in
                      ------------
     two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 8.4 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE
                      -------------
     CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE DUTIES AND OBLIGATIONS OF THE INDENTURE TRUSTEE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          Section 8.5 Limitation of Liability. Notwithstanding any other
                      -----------------------
     provision herein or elsewhere, this Agreement has been executed and delivered by Bankers Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Bankers Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

          Section 8.6 Rights of the Indenture Trustee. The Indenture Trustee
                      -------------------------------
     shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

          Section 8.7 Third Party Beneficiary. This Indenture Supplement and the
                      -----------------------
     Indenture will inure to the benefit of the Insurer.

          Section 8.8 Inconsistency. In the event of any inconsistency between
                      -------------
     (a) the provisions of the Insurance Agreement set forth in Exhibits F, G
                                                                ----------  -
     and H and (b) the Insurance Agreement, the provisions of the Insurance
         -
     Agreement shall prevail.

          Section 8.9 Collateral Series Supplement. Section 10(h) of the
                      ----------------------------  -------------
     Collateral Series Supplement, dated as of December 1, 2000 (the "Collateral
                                                                      ----------
     Series Supplement"), to the Pooling and Servicing Agreement shall not apply
     -----------------
     to the Collateral Series (as defined in the Collateral Series Supplement) related to the Series 2001-A Notes.

          Section 8.10 Increase of Collateral Amount. The Seller may, in its
                       -----------------------------
     sole discretion, increase the Collateral Amount to cure any breach set forth in Section 4.02(g)(i) of the Insurance Agreement; provided that,
                                                             --------
     after giving effect to any such increase, the Aggregate Principal Balance shall not be less than the Minimum Aggregate Principal Balance; and provided, further that the Servicer may, at the direction of the Seller,
     --------  -------
     retain Principal Collections otherwise distributable to the holders of the Seller Interest in the Excess Funding Account for the purpose of increasing the Aggregate Principal Balance so that the Aggregate Principal Balance shall at least equal the Minimum Aggregate Principal Balance after giving effect to such increase; and provided further that the Seller may, in its
                                  -------- -------
     sole discretion, decrease the Collateral Amount if such decrease would not cause a breach of the covenant set forth in Section 4.02(g)(i) of the Insurance Agreement.

          Section 8.11 Perfection Representations and Warranties. The parties
                       -----------------------------------------
     hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                SPIEGEL CREDIT CARD MASTER NOTE
                                                TRUST, as Issuer


                                                By: BANKERS TRUST COMPANY,
                                                not in its individual capacity
                                                but solely as Owner Trustee

                                                Name: /s/ Eileen M. Hughes
                                                      --------------------------
                                                Title: Vice President


                                                THE BANK OF NEW YORK,
                                                as Indenture Trustee


                                                Name: /s/ Robert D. Foltz
                                                      --------------------------
                                                Title: Agent


     Signature page to
     Indenture Supplement

     Acknowledged and Accepted:

     FIRST CONSUMERS NATIONAL BANK,
     as Servicer


     Name: /s/ John R. Steele
           --------------------------
     Title:


     Acknowledged and Accepted:

     SPIEGEL CREDIT CORPORATION III,
     as Seller


     Name: /s/ John R. Steele
           --------------------------
     Title:


     Signature page to
     Indenture Supplement